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EXHIBIT 23.2



                                                    Exhibit 23.2



                  CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Alex. Brown Incorporated:




We consent to the incorporation by reference in this Registration
Statement on Form S-8 of our reports on the financial statements and schedules included in the Annual Report on Form 10-K of Alex.
Brown Incorporated for the year ended December 31, 1993.





                               S/ KPMG PEAT MARWICK




Baltimore, Maryland
May 16, 1994